UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Intersil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

INTERSIL CORPORATION

To Be Held On:

Wednesday, May 7, 2008

8:00 AM (Local Time)

Intersil Corporation Headquarters

1001 Murphy Ranch Rd

Milpitas, CA 95035

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/30/08.

Please visit http://www.amstock.com/ProxyServices/ViewMaterials.asp, where the following materials are available for view:

• Notice of Annual Meeting of stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 866-668-8562
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/ProxyServices/ViewMaterials.asp

TO VOTE:	ONLINE: To access your online proxy car, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off meeting date.
-OR-
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
-OR-
TELEPHONE: To vote by telephone, please visit http://www.armstock.com/ProxyServices/ViewMaterials.asp to view the materials and to obtain the toll free number to call.
-OR-
MAIL: You may request a card by following the instructions above.

1.	To elect nine directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders, or until their successors are duly elected and qualified.		2.	To ratify the appointment of KPMG LLP as the Company’s independent, registered certified public accountants.
	NOMINEES:	David B. Bell Dr. Robert W. Conn James V. Diller Gary E. Gist Mercedes Johnson Gregory Lang Jan Peeters Robert N. Pokelwaldt James A. Urry	3.	To approve and adopt the 2008 Equity Compensation Plan with 12.3 million shares available for issuance under the plan.
			4.	To ratify an amendment to increase the number of shares authorized under the 2000 Employee Stock Purchase Plan from 2,333,334 to 2,533,334 an increase of 200,000 shares available for issuance
			5.	To transact any other business that may properly come before the Annual Meeting.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is March 13, 2008. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.